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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Amendment No. 3 to Form S-4 of our report dated February 11, 2002, relating to the financial statements of Versicor Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
November 4, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS